Exhibit 99.1

Helen of Troy Completes Acquisition of Osprey® Packs, Inc.

EL PASO, TEXAS, December 30, 2021 – Helen of Troy Limited (NASDAQ: HELE), designer, developer and worldwide marketer of consumer brand-name housewares, health, home, and beauty products, today announced the successful completion of its previously announced acquisition of Osprey Packs, Inc, for $414.7 million in cash, which includes the impact of a $5.3 million favorable customary closing net working capital adjustment. Founded in 1974, Osprey is a longtime U.S. leader in technical and everyday packs. Its outstanding product lineup includes a wide range of backpacks and daypacks for hiking, mountaineering, skiing, climbing, mountain biking, trail running, commuting, and school, as well as a rugged adventure travel packs, wheeled luggage, and travel accessories.

Julien R. Mininberg, Helen of Troy’s Chief Executive Officer, commented: “We are very pleased to complete the acquisition of Osprey and are delighted to welcome the Osprey team to the Helen of Troy family. The brand is an excellent strategic fit. It adds a ninth Leadership Brand to our portfolio that can accelerate profitable growth in categories where we can add value and leverage our scalable operating platform. Osprey is a highly respected and fast-growing market leader that will be a significant complementary addition to our Housewares indoor and outdoor portfolio alongside Hydro Flask and OXO. With approximately half of its sales outside of the United States, Osprey further accelerates our international growth strategy. We see excellent opportunities to enhance and expand Osprey’s already robust new product pipeline, expand distribution with new retail customers, and further expand the brand’s footprint both in the U.S. and internationally. We believe we can create further value for consumers, customers, and our shareholders by leveraging Helen of Troy’s shared services platform, larger infrastructure, and international footprint.”

Mr. Mininberg continued: “We continue to expect Osprey to be accretive to our consolidated sales growth rate, gross profit margin, adjusted EBITDA margin(1), adjusted diluted EPS(2), adjusted diluted EPS growth rate, and cash flow from operations. Additionally, with our strong cash flow, low leverage, and access to capital at attractive rates, we continue to evaluate opportunities to deploy capital, including additional strategic acquisitions or opportunistic share repurchases.”

Non-GAAP Financial Measures

The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States of America (“GAAP”). To supplement its presentation, the Company discloses certain financial measures that may be considered non-GAAP such as Adjusted Diluted EPS, EBITDA (earnings before interest, taxes, depreciation, and amortization), Adjusted EBITDA, and Adjusted EBITDA Margin.
1.Adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales revenue.
2.Adjusted diluted EPS is defined as net income as reported under GAAP excluding the following items net of their applicable tax effects: excluding EPA compliance costs, restructuring charges, tax reform, asset impairment charges, acquisition-related expenses, amortization of intangible assets, and non-cash share-based compensation, as applicable, divided by the weighted average shares of common stock outstanding plus the effect of dilutive securities.
3.Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, asset impairment charges, EPA compliance costs, restructuring charges, acquisition-related expenses, and non-cash share-based compensation.1

About Helen of Troy Limited

Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative solutions for its customers through a diversified portfolio of well-recognized and widely trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools and Drybar. The Company sometimes refers to these brands as its Leadership Brands. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors.

For more information about Helen of Troy, please visit http://investor.helenoftroy.com

Forward Looking Statements

Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release. Generally, the words “anticipates”, “believes”, “sees”, “expects”, “plans”, “may”, “will”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, and other similar words identify forward-looking statements. All statements that address operating results, events, or developments that the Company expects or anticipates will occur in the future, including statements related to sales, earnings per share results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are subject to risks that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the fiscal year ended February 28, 2021, and in the Company's other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the Company's ability to successfully manage the demand, supply, and operational challenges associated with the actual or perceived effects of COVID-19 and any similar future public health crisis, pandemic or epidemic, the Company's ability to deliver products to its customers in a timely manner and according to their fulfillment standards, actions taken by large customers that may adversely affect the Company's gross profit and operating results, the Company's dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including from the effects of COVID-19, the Company's dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, expectations regarding recent acquisitions and any future acquisitions or divestitures, including the Company's ability to realize related synergies along with its ability to effectively integrate acquired businesses or disaggregate divested businesses, the Company's reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, obsolescence or interruptions in the operation of the Company's central global Enterprise Resource Planning systems and other peripheral information systems, occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, the Company's dependence on third-party manufacturers, most of which are located in the Asia Pacific market, and any inability to obtain products from such manufacturers, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the geographic concentration and peak season capacity of certain U.S. distribution facilities which increase its risk to disruptions that could affect the Company's ability to deliver products in a timely manner, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations, the risks associated with significant changes in or the Company's compliance with regulations, interpretations or product certification requirements, the risks associated with the Company's discussions with the EPA on the implementation of compliance plans related to certain of its products within the Health & Home segment, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks of potential changes in laws and regulations, including environmental, health and safety and tax laws, and the costs and complexities of compliance with such laws, the Company's ability to continue to avoid classification as a Controlled Foreign Corporation, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union’s review of harmful tax competition, the risks of significant tariffs or other restrictions being placed on imports from China or Mexico or any retaliatory trade measures taken by China or Mexico, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, significant impairment of the Company's goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, increased costs of raw materials, energy and transportation, projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary in a material amount, the risks to the Company's liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets and limitations under its financing arrangements. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Investor Contact:
Helen of Troy Limited
Anne Rakunas, Director, External Communications
(915) 225-4841

ICR, Inc.
Allison Malkin, Partner
(203) 682-8200